CONGRESS ALL CAP OPPORTUNITY FUND
Retail Class – Ticker:  CACOX
Institutional Class – Ticker:  IACOX

CONGRESS MID CAP GROWTH FUND
Retail Class – Ticker:  CMIDX
Institutional Class – Ticker:  IMIDX

CONGRESS LARGE CAP GROWTH FUND
Retail Class – Ticker:  CAMLX
Institutional Class – Ticker:  CMLIX

Supplement dated September 26, 2017 to
 Prospectus dated September 18, 2017

The following paragraph replaces the third paragraph of the sub-section titled “By Telephone and Wire” on Page 28 of the Prospectus:

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Funds may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified.  If you have a retirement account, you may redeem shares by telephone.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Please retain this Supplement with the Prospectus.